Supplement to
The North Carolina
Capital Management
Trust's August 28, 2000 Prospectus

Notice of Shareholder Meeting. On November 15, 2000 the North Carolina Capital Management Trust's Board of Trustees approved a proposal to change each fund's management contract and Distribution and Service Plan. Under the proposed management contract and Distribution and Service Plan, the fee schedules would provide for lower fees, which have already been voluntarily implemented. On or about January 24, 2001, a meeting of shareholders of Cash Portfolio and Term Portfolio will be held to vote on the management contract proposal, the Distribution and Service Plan proposal, and other proposals. Shareholders of record on December 11, 2000 are entitled to vote at the meeting.

A proxy statement containing important information about the proposals is scheduled to be mailed to shareholders of record on or about December 28, 2000. You will be able to obtain a proxy statement at that time for free at the Securities and Exchange Commission website or by calling Fidelity at 1-800-222-3232. The proxy statement will be provided in connection with a solicitation of proxies made on behalf of the trust's Board of Trustees to be used at the January 24, 2001 shareholder meeting. Additional information about the funds and the Board of Trustees is contained in the funds' Statement of Additional Information (SAI). You can obtain a copy of the SAI by calling 1-800-222-3232.

Fidelity Distributors Corporation no longer distributes shares of the North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio through Sterling Capital Distributors, Inc. (Sterling).

All references in the prospectus to Sterling are replaced by references to Fidelity, unless replaced by the following information in this supplement. In addition, all references in this prospectus to the address of the North Carolina Capital Management Trust are replaced by the following address:

The North Carolina Capital Management Trust
c/o Fidelity Investments Tax-Exempt
Services Company
82 Devonshire Street MC2W
Boston, Massachusetts 02109-3605.

The following information replaces the similar information on the front cover.

For a free copy of either document, or for information or assistance in opening an account, please call Fidelity at 1-800-222-3232 (toll-free) or 1-704-372-8798 (locally).

NC-00-02 November 15, 2000
1.710543.104

The following information replaces the last paragraph under the "General Information" heading in the "Buying and Selling Shares" section on page P-10.

Certain methods, such as by telephone or electronically, may be unavailable or delayed (for example, during periods of unusual market activity). You should consider other methods of contacting Fidelity, such as sending a fascimile to 1-508-357-2468 or a telegram to Fidelity.

The following information replaces the similar information in the "Account Features and Policies" section on page P-16.

Arbitrage Reporting Services. Special reporting is available for state and local entities that require rebate information for the invested proceeds of their issued tax-exempt obligations pursuant to the Tax Reform Act of 1986. FMR, its affiliates, and the funds do not assume responsibility for the accuracy of the services provided. Please call Fidelity for more information.

The following information replaces the similar information in the "Account Features and Policies" section on page P-16.

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity may request certain information for verification purposes, and Fidelity records all telephone calls for your protection. For transactions conducted through the Internet, you must use an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements immediately after you receive them.

The following information replaces the first two paragraphs in the "Fund Distribution" section beginning on page P-18.

Fidelity Distributors Corporation (FDC) distributes each fund's shares.

Each of Cash Portfolio and Term Portfolio has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 that recognizes that FMR will use its management fee to pay FDC for expenses incurred in connection with providing services intended to result in the sale of fund shares and/or shareholder support services. FMR pays FDC a monthly 12b-1 fee as compensation for providing services intended to result in the sale of fund shares and/or shareholder support services, such as processing shareholder inquiries, account maintenance, and processing purchases, redemptions, transfers, and exchanges. FMR currently pays FDC a monthly 12b-1 fee according to the following schedule: 0.080% of average net assets through $1.0 billion; 0.080% of average net assets in excess of $1.0 billion through $2.0 billion; and 0.070% of average net assets in excess of $2.0 billion.

The following information replaces the last paragraph in the "Fund Distribution" section on page P-19.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the funds or FDC. This prospectus and the related SAI do not constitute an offer by the funds or by FDC to sell shares of the funds to, or to buy shares of the funds from, any person to whom it is unlawful to make such offer.

SUPPLEMENT TO THE

NORTH CAROLINA CAPITAL MANAGEMENT TRUST'S

August 28, 2000

STATEMENT OF ADDITIONAL INFORMATION

Fidelity Distributors Corporation no longer distributes shares of the North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio through Sterling Capital Distributors, Inc.

The following information replaces the similar information on the cover page.

To obtain a free additional copy of the prospectus, dated August 28, 2000, or an annual report, please call Fidelity at 1-800-222-3232.

The following information replaces the similar information in the "Portfolio Transactions" section on page S-10.

A fund may pay both commissions and spreads in connection with the placement of portfolio transactions. For the fiscal years ended June 30, 1998, 1999, and 2000, the funds paid no brokerage commissions.

The following information replaces the similar information in the "Trustees and Officers" section on page S-19.

J. Calvin Rivers, Jr. (55), Vice President (1992), is an independent contractor working for Fidelity Investments Institutional Services Company, Inc. (2000). Previously, he was a Director and Executive Vice President of Sterling Capital and Director and President of Sterling. Mr. Rivers is also a director of Bojangle's Inc. (1998).

The following information replaces the first six paragraphs in the "Distribution Services" section on page S-23.

Each fund has entered into a distribution agreement with FDC, an affiliate of FMR. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of each fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

NCB-00-05 November 15, 2000
1.736037.104

The Trustees have approved Distribution and Service Plans on behalf of each fund (the Plans) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow the funds and FMR to incur certain expenses that might be considered to constitute direct or indirect payment by the funds of distribution expenses.

Under each Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. Each Plan specifically recognizes that FMR will use its management fee to pay FDC for expenses incurred in connection with providing services intended to result in the sale of fund shares and/or shareholder support services.

Pursuant to each Plan, FMR pays FDC a monthly 12b-1 fee at an annual rate according to the following schedule: 0.080% of average net assets through $1.0 billion; 0.080% of average net assets in excess of $1.0 billion through $2.0 billion; and 0.070% of average net assets in excess of $2.0 billion. Average net assets are determined at the close of business on each day throughout the month.

Prior to November 16, 2000, pursuant to each Plan, FMR, through FDC, paid Sterling Capital Distributors Inc. (Sterling) for providing services intended to result in the sale of fund shares and/or shareholder support services. For the fiscal year ended June 30, 2000, FMR paid Sterling, through FDC 12b-1 fees of $4,101,043 on behalf of Cash Portfolio and $127,915 on behalf of Term Portfolio. From June 1, 2000 through November 15, 2000, FMR paid Sterling, through FDC, a monthly 12b-1 fee at an annual rate according to the following schedule: 0.080% of average net assets through $1.0 billion; 0.080% of average net assets in excess of $1.0 billion through $2.0 billion; and 0.070% of average net assets in excess of $2.0 billion. Prior to June 1, 2000, FMR paid Sterling, through FDC, a monthly 12b-1 fee at an annual rate according to the following schedule: 0.150% of average net assets through $1.0 billion; 0.150% of average net assets in excess of $1.0 billion through $2.0 billion; and 0.140% of average net assets in excess of $2.0 billion.